Exhibit 99.4

Monthly Servicing Report

For

Applebees Enterprises LLC as Issuer

And

Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

For the Payment Date of:	January 22, 2008
For the Monthly Collection Period of:	December

	Initial Balance	Current Balance

Total:	$1,869,000,000	$1,869,000,000
Series 2007-1 A-1-A	$22,500,000	$22,500,000
Series 2007-1 A-1-X	$52,500,000	$52,500,000
Series 2007-1 A-2-I-X	$350,000,000	$350,000,000
Series 2007-1 A-2-II-A	$675,000,000	$675,000,000
Series 2007-1 A-2-II-X	$650,000,000	$650,000,000
Series 2007-1 M-1	$119,000,000	$119,000,000

1)	Partial Amortization Amount or Partial Amortization Shortfall Amount Due	☐ Yes	☒ No

2)	Rapid Amortization Event occurred and continuing	☐ Yes	☒ No

Cause of Rapid Amortization (if any):
a)	Failure to maintain a Three-Month Adjusted DSCR of at least 1.50x	☐
b)	The 12-Month U.S. system-wide sales is less than $3.75 billion	☐
c)	Servicer Termination Event has occured	☐
d)	Event of Default has occurred	☐
e)	Series 2007-1 Notes are outstanding after the Series Anticipated Repayment Date	☐

Rapid Amortization DSCR One Time Cure Right Available	☒ Yes	☐ No

3)	Event of Default	☐ Yes	☒ No

	Current Payment Date	Last Payment Date
Current 3-Month AdjustedDSCR	N/A	N/A
Current 3-Month DSCR	N/A	N/A
Current 12-Month AdjustedDSCR	N/A	N/A
Current 12-Month DSCR	N/A	N/A
12-Month System-Wide Sales	4,514,061,353	0
Weighted Average Royalty Rate	3.95%	0
Change in Franchised Stores	10	0
Change in Company Owned Stores Stores	1	0

Monthly Servicing Report

For

Applebees Enterprises LLC as Issuer

And

Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

		Total	Employer/
	Debit Account #	Amount	Tax ID#	Bank	ABA #	Account Name	Account #	Reference

Wires
DTC	22579602	$783,277.78		Citibank	021-0000-89	LCPI Bank Loans Agency	30434141	Applebee’s Services, Inc. VFN

DTC	22579602	$16,894,489.79						Applebee’s Senior Note Interest

DTC	22579609	$1,472,404.19						Applebee’s Subordinated Note Interest

DTC	22579601	$12,500.00		Citibank	021-0000-89	LCPI Bank Loans Agency	30434141	Applebee’s Administrative Agent Fee - Jan 2008

Assured Guaranty	22579603	$782,854.17		JPMorgan/Chase	021000021	Operating Acct	9102676450	Applebee’s Dec 2007 preimums

Wells Fargo	22579606	$7,722.39		Wells Fargo			22579600	TFR Interest Earnings - Sr. Note Interest Reserve to Collection Account

Applebee’s Services, Inc.	22579600	$4,553,673.65	26-0783903	JPMorgan/Chase	021000021	Applebee’s	51-20314	December 2007 Residual

Total Wires		$24,506,921.97

Monthly collections

Applebees Enterprises LLC as Issuer	For the Payment Date of:	January 22, 2008
And	For the Monthly Collection Period of:	December
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Deposits to Concentration Account

			Counted for Purposes of DSCR Only
Franchisees
A)	Franchise Payments from Third Party Franchisees
Royalty Payment		$9,508,341	Yes
Initial Franchise Fees		$121,175
Transfer Fees		$—
Renewal Fees		$—
Licensing Fees payable to Third parties
Advertising Fees paid into the Concentration Account
Total Franchise Payments from Third Party Franchisees		$9,629,516

B)	Development Payments	$—
C)	Lease Payments
Owned properties - Franchisee Leases		$—
Leased properties - Franchisee Sublease		$—
Total Lease Payments		$—	Yes

I)	Insurance Proceeds	$—
J)	Training Fee s	$83,613
K)	Any other Third Party Reimbursement Amounts	$—
L)	Other	$313,586	Yes
M)	Any andvance payments from Third Party Franchisees	$—
N)	(Less Returns, NSF etc.) - enter as a positive number	$—	Yes
Franchisee Collections Received		$10,026,715

From Restaurant Holder Accounts
A)	All Store Revenue - Cash Purchase	$43,220,685	Yes
I)	Insurance Restoration Receipts	$—
Restaurant Holder Collections Received		$43,220,685

From Credit Card Accounts
A)	All Store Revenue - Credit Card Purchase	$76,661,059	Yes
Credit Card Collections Received		$76,661,059

From Gift Card Reserve Account
A)	Amount of Gift Card Receipts owed to the Rest. Holders	$3,895,359	Yes
B)	Excess Gift Card Reserve Amount	$—
Credit Card Collections Received		$3,895,359

Other
To Be Deposited into the Concentration Account
A)	Investment Income from all other Accounts (as applicable)	$—
B)	(Less investment expenses and net losses)	$—
Net Investment Income		$—	Yes
C)	Series Hedge Agreements Receipts (as applicable)	$—	Yes
D)	Any other Amounts owed relating to the Collateral	$274,620	Yes
E)	Vendor Rebates	$20,969	Yes
F)	IHOP Residual Amount	$2,694,693	Yes
G)	Any Equity contributions	$—	Yes
H)	Loan from Applebee’s Franchising, LLC	$2,800,000
To Be Deposited into the Principal Payment Account
I)	Asset Disposition Amounts	$—
J)	Defective Assets Payments / Indemnity Payments	$—
Total “Other” Collections Received		$5,790,282

Misdirected Funds
A)	Funds deposited to Cencentration Account in Error	$5,944,644

Total Monthly monies collected (Inc. Excluded Amts)		$145,538,744
Gross Monthly Collections		$136,589,312

Resturant Holder Profits

Applebees Enterprises LLC as Issuer	For the Payment Date of:	January 22, 2008
And	For the Monthly Collection Period of:	December
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Deposits to Concentration Account

A)	Resaurant Sales
	Restaurant Gross Receipts Deposited into the Concentration Account	$123,777,103
	Less: Gift Card Sales transferred to Gift Card Account	$(17,403,074)
	Less: Sales Tax transferred to Sales Tax Account	$(7,686,802)
	Restaurant Sales	$98,687,227

B)	Restaurant Holder’s Expenses paid from Concentration Account
	Food and Beverage	$20,387,615
	Labor	$40,033,279
	Utilities	$3,239,125
	Other Controllables (including local advertising costs)	$7,299,360
	Occupancy Costs	$5,409,774
	Other Non-Controllables	$615,735
	Less:Vendor Rebates	$(20,969)
	Subtotal of Operating Expenses Attributable	$76,963,919

	Weight Watcher fees (paid to 3rd party account)	$66,595
	Advertising (payable to the Advertising Reserve Account)	$2,961,022
	Lease Payments payable to the Lease Payment Account	$—

	Total Expenses	$79,991,536

C)	Restaurant Holder Profits	$18,695,691
	Percentage of Monthly Sales	18.94%

Weekly Waterfall Summary

Applebees Enterprises LLC as Issuer	For the Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

			Week 1	Week 2	Week 3	Week 4	Week 5	Totals
Beginning Concentration Account Balance			$0	$0	$26,742,371	$15,582,715	$25,093,347	$0
Total Cumulative monies collected (Inc. Excluded Amts)			$0	$49,998,209	$30,699,027	$35,897,584	$28,943,924	$145,538,744
	Other Cash Deposits			$3,038,407	$96,052	$103,226	$0	$3,237,685
	Total Cumulative Weekly Collections		$0	$43,239,078	$29,400,021	$35,199,809	$28,750,404	$136,589,312
	Total Cumulative IHOP Residual Amounts Received		$0	$0	$0	$368,773	$2,325,920	$2,694,693

	Operating expenses attributable to U.S. Company Owned Restaurants paid or committed to pay		$0	$19,535,114	$19,869,841	$13,156,528	$24,423,405	$76,984,888
	Prior Week Debt Service Payments				$7,717,742	$3,858,871	$3,858,871	$15,435,484
	Prior Weekly Waterfall Payments				$11,773,796	$7,912,793	$12,028,383	$31,714,972
	Prior week gift card redemptions due to Restaurant Holders				$1,294,350	$864,211	$1,736,798	$3,895,359
	Total expended and committed funds			$19,535,114	$40,655,729	$25,792,403	$42,047,457	$128,030,703

Total Collections to be applied in Accordance w/ Weekly Waterfall				$26,742,371	$15,582,715	$25,093,347	$11,796,294	$43,511,266

	Weekly Allocations from the Concentration Account Pursuant to Section 10.1(b)(iii) of Base Indenture

I)	To the Operating Expense Account Account		$0	$0	$0	$0	$0	$0
	A	Accrued and unpaid Govt. Taxes	$0	$0	$0	$0	$0	$0
	B	Any filing &/or Registration fees (other than liquor license fees) payable to any Govt. entity	$0	$0	$0	$0	$0	$0

II)	To the Sales Tax Account		$0	$2,925,824	$1,491,199	$1,672,575	$1,597,204	$7,686,802
	A	Sales taxes payable	$0	$2,925,824	$1,491,199	$1,672,575	$1,597,204	$7,686,802
	B	Any sales tax owed but not paid in accordance with II) A above	$0	$0	$0	$0	$0	$0

III)	To the Lease Payment Account		$0	$0	$0	$0	$0	$0
	A	1/3 of Lease Payments on sale/leaseback leases payable in immediately following Monthly Collection Period	$0	$0	$0	$0	$0	$0
	B	Any Lease Payment owed but not paid in accordance with III) A above	$0	$0	$0	$0	$0	$0

IV)	To the Gift Card Reserve Account		$0	$1,990,494	$2,979,797	$6,669,164	$(2,273,526)	$9,365,929
	A	Gift Card Sales payable to ACMC	$0	$3,284,844	$3,844,008	$8,405,962	$1,868,260	$17,403,074
	B	ACMC Gift Card Redemptions due to restaurant holders	$0	$(1,294,350)	$(864,211)	$(1,736,798)	$(4,141,786)	$(8,037,145)
	C	Any Gift Card Sales owed but not paid in accordance with IV) A above	$0	$0	$0	$0	$0	$0

V)	To the Third Party Licensing Fee Account		$0	$28,555	$12,836	$13,287	$11,917	$66,595
	A	Accrued and unpaid licensing or royalties fees payable to third parties	$0	$28,555	$12,836	$13,287	$11,917	$66,595
	B	Any licensing fees owed but not paid in accordance with V) A above	$0	$0	$0	$0	$0	$0

VI)	To the Advertising Fees Account		$0	$1,127,423	$578,211	$701,432	$553,956	$2,961,022
	A	Advertising Fees payable by the Restaurant Holders and Predecessor Restaurant Holders	$0	$1,127,423	$578,211	$701,432	$553,956	$2,961,022
	B	Any Advertising Fees owed but not paid in accordance with VI) A above	$0	$0	$0	$0	$0	$0

VII)	To the Operating Expense Account		$0	$0	$0	$0	$0	$0
	A	Previously accrued and unpaid Operating Expenses	$0	$0	$0	$0	$0	$0
	B	Operating Expenses expected to be payable prior to the immediately following Weekly Allocation Date (of Payment Date if Earlier)	$0	$0	$0	$0	$0	$0

VIII)	To the Servicer		$0	$5,701,500	$2,850,750	$2,971,925	$2,850,750	$14,374,925
	A	Weekly Servicing Fee	$0	$3,701,500	$1,850,750	$1,850,750	$1,850,750	$9,253,750
	B	Any Servicing Fee owed but not paid in accordance with VIII) A above	$0	$0	$0	$0	$0	$0
	C	Residual Certificates paid to Servicer	$0	$2,000,000	$1,000,000	$1,000,000	$1,000,000	$5,000,000
	D	Any initial franchise fees, transfer fees, territory fees, or renewal fees	$0	$0	$0	$21,175	$0	$21,175
	E	Any initial franchise fees, territory fees, transfer fees, or renewal fees owed but not paid in accordance with VII) C above	$0	$0	$0	$100,000	$0	$100,000

	Cumulative Total Weekly Allocations		$0	$11,773,796	$7,912,793	$12,028,383	$2,740,301	$34,455,273
	Less: Non-DSCR Expense			$705,650	$135,789	$(615,623)	$(3,141,786)	$(2,915,970)
	DSCR Expenses in Weekly Allocations			$11,068,146	$7,777,004	$12,644,006	$5,882,087	$37,371,243
	Ending Concentration Account balance		$0	$14,968,575	$7,669,922	$13,064,964	$9,055,993	$9,055,993

Applebees Enterprises LLC as Issuer	For the Payment Date of:	January 22, 2008
And	For the Monthly Collection Period of:	December
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

				Previous Remittances	Amount Owed	Collections Remaining

Collections transferred from Concentration Account to the Collection Account & to be applied as stated below and in accordance with Section 10.12 of the Indenture			$5,197,122.00

Interest Earnings on the Trust accounts to be distributed			$7,722.39			$5,204,844.39

I		To the Operating Expense Account*			$0.00	$5,204,844.39
		i	Accrued and unpaid Govt. Taxes		$0.00
		ii	Any filing &/or Registration fees (other than liquor license fees) payable to any Govt. entity		$0.00

II		To Sales Tax Account
		i	Accrued plus unpaid Sales Taxes		$0.00	$5,204,844.39

III		To the Senior Notes Principal Payment Account(or Sub Notes Principal Pmt Account)**			$0.00	$5,204,844.39
		i	Insurance Proceeds Amount		$0.00
		ii	Asset Disposition Prepayment Amount		$0.00
		iii	Indemnification Amount		$0.00

IV		To the Operating Expense Payment Account*
			Previously accrued and unpaid Operating Expenses		$0.00	$5,204,844.39

V	A	To the Senior Notes Interest Payment Account
			Senior Notes Monthly Interest Amount	17,094,109.00	$583,658.57	$4,621,185.82
	B	To the Insurer Premiums Account
			Accrued Insurer Premium Amount	755,625.00	$27,229.17	$4,593,956.65
	C	To the Class A-1 Commitment Fees Account
			Class A-1 Monthly Commitment Fees Amount		$0.00	$4,593,956.65
	D	To the Hedge Payment Account
			Hedge Payment Amount (excluding any termination payments)		$0.00	$4,593,956.65

VI		To each Insurer
			Insurer Expense Amount		$0.00	$4,593,956.65

VII		To each Insurer
			Insurer Reimbursement Amount		$0.00	$4,593,956.65

VIII		To the Class A-1 Administrative Agent
			Accrued and unpaid Class A-1 Administrative Expenses due (to the capped amount)		$12,500.00	$4,581,456.65

IX		To the Senior Notes Interest Reserve Account
			Senior Notes Interest Reserve Deficit Amount		$0.00	$4,581,456.65

X		To the Servicer
			Any Supplemental Servicing Fee		$0.00	$4,581,456.65

XI		To the Senior Notes Principal Payment Account
			Any Partial Amortization Amount		$0.00	$4,581,456.65

XII		To the Cash Trap Reserve Account
			Any Cash Trap Reserve Amount		$0.00	$4,581,456.65

XIII		To the Senior Notes Principal Payment Account if a Rapid Amortization Event has occurred and has not yet been waived or cured
			The lessor of (A) remaining amount in Collection account and (B) Aggregate outstanding Principal Amount		$0.00	$4,581,456.65

XIV		To the Operating Expense Account
			Previously accrued and unpaid Operating Expenses in excess of the Capped Operating Expense Amount		$0.00	$4,581,456.65

XV		To the Class A-1 Administrative Agent
			Accrued and unpaid Class A-1 Administrative Expenses due in excess of the Capped Class A-1 Note Administrative Expense Amount		$0.00	$4,581,456.65

XVI		Also To Class A-1 Administrative Agent
			Any other amounts owed to the Class A-1 Note Administrative Agent		$0.00	$4,581,456.65

XVII		To the Subordinated Notes Interest Payment Account
			Any Partial Amortization Amount	1,444,621.19	$27,783.00	$4,553,673.65

XVIII		Also, to the Subordinated Notes Interest Payment Account
			Subordinated Notes Monthly Interest Amount for the Series 2007-1 Class M-1 Notes		$0.00	$4,581,456.65

XIX		To the Subordinated Notes Principal Payment Account if a Rapid Amortization Event has occurred and has not yet been waived or cured
			All remaining funds up to the Aggregate Outstanding Principal Amount of Series 2007-1 Class M-1 Notes		$0.00	$4,553,673.65

XX	A	To the Class A-1 Excess Interest Account
			Class A-1 Excess Interest Amount		$0.00	$4,553,673.65
	B	To the Sr. Notes Excess Adjusted Interest Account
			0		$0.00	$4,553,673.65
	C	To the Sr. Notes Monthly Contingent Additional Interest Account
			Sr Notes Monthly Contingent Additional Interest Amount		$0.00	$4,553,673.65

XXI		To Sub Notes Monthly Contingent Additional Interest Account
			Sub Notes Monthly Contingent Additional Interest Amount		$0.00	$4,553,673.65

XXII		To Hedge Payment Account			$0.00	$4,553,673.65
		i	Any accrued and unpaid Series Hedge Payment		$0.00
		ii	Any other amounts payable to a Hedge Counterparty		$0.00

XXIII		To Sr. Notes Principal Payment Account (and on and after Sr. Notes paid in full, the Sub Notes Princ. Pmt Account)
			Monthly Aggregate Extension Prepayment Amount		$0.00	$4,553,673.65

XXIV		To the Sub Notes Principal Payment Account
		i	Lessor of		$0.00	$4,553,673.65
			(i) Monthly Sub Notes Amortization Amount
			(ii) Residual Threshold Amount
		ii	Any accrued and unpaid Sub Notes Principal Amortization Amount (provided Residual Amount > [8.333mm])		$0.00	$4,553,673.65

XXV		To The Issuer and Co-Issuer as Residual Payments
			All Remaining Funds		$4,553,673.65	$0.00
Debt Service Payents remitted during December				19,294,355.19

* All amounts are paid after giving effect to the payment of such amounts on any Weekly Allocation Date during the preceeding Monthly Collection Period.

** Or if no Senior Notes are outstanding or the amounts on deposit in the Senior Notes Principal Payment Account equals the Aggregate Outstanding Principal Amount of the Senior Notes such amounts are to be deposited into the Subordinated Notes Payment Account

Equity Contributions

1) Equity Contributions Made During Last 3 Months up to Maximum of 2

Date Contributed	Amount Contributed	Amount Able for DSCR Calculation
1	$0	$0
2	$0	$0

2) Equity Contributions Made During Current Calendar Year up to Maximum of 2

Date Contributed	Amount Contributed
1	$0
2	$0

3) Cumulative Equity Contributions Made up to Maximum of 5 prior to Legal Final Maturity

Date Contributed	Amount Contributed
1	$0
2	$0
3	$0
4	$0
5	$0

Applebees Enterprises LLC as Issuer	For the Weekly Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
Applebee’s IP LLC & The Restaurant

Series 2007-1 Senior Interest Reserve Account

Wrapped Notes	Amount	Coupon	Surety Fee	90 Day Interest Reserve (1)
Series 2007 - 1 A-1-A	30,000,000	7.2725%	0.7500%	601,688
Series 2007 - 1 A-2-II-A	675,000,000	6.4267%	0.7500%	12,110,681
				12,712,369

Unwrapped Notes	Amount	Coupon	Surety Fee	90 Day Interest Reserve
Series 2007 - 1 A-1-X	70,000,000	7.9225%	n/a	1,386,438
Series 2007 - 1 A-2-I-X	350,000,000	7.2836%	n/a	6,373,150
Series 2007 - 1 A-2-II-X	650,000,000	7.0588%	n/a	11,470,550
Series 2007-1 M-1	119,000,000	8.4044%	n/a	0
				19,230,138

	Reserve required			31,942,506

Beginning Balance	$31,942,506
Plus Deposits	$7,723
Less Withdrawals	$—
Ending Balance	$31,950,229

Excess(Deficit)	$7,723

Series 2007-1 Senior Cash Trap Account

Beginning Balance	$—
Plus Deposits	$—
Less Withdrawals	$—
Ending Balance	$—
Required Amount	$—
Deposit Required	$—

(1) -   If DSCR exceeds 3.0x for two consecutive months the reserve on the wrapped notes is reduced to 30 days interest.

DSCR Calculations

Applebees Enterprises LLC as Issuer	For the Payment Date of:	January 22, 2008
And	For the Monthly Collection Period of:	December
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Calculation of Adjusted 3-Month DSCR

For the Payment Date of:	January 22, 2008
For the Monthly Collection Period of:	December

Monthly Periods used in calculation of DSCR

December
Retained Collections	$—	$59,604,424
	-Total Monthly DSCR Expenses	$37,371,243
		$22,233,181
Denominator
	Total Debt Service	$10,456,484.00
November
Retained Collections	$—	$—
	-Total Monthly DSCR Expenses	$—
		$—
Denominator
	Total Debt Service	$—
October
Retained Collections	$—	$—
	-Total Monthly DSCR Expenses	$—
		$—
Denominator
	Total Debt Service	$—

Current Payment Date Adjusted DSCR Ratio		2.126

	Event Occur?	% to Trap (if Applicable)
Cash Trapping Event?	N	0.00%
Rapid Amortization Event?	N
Servicer Termination Event / EOD?	N

Calculation of 3-Month DSCR

0	January 0, 1900
0	January 0, 1900

Monthly Periods used in calculation of DSCR

December
Retained Collections	$—	$56,909,731
	-Total Monthly DSCR Expenses	$37,371,243
		$19,538,488

Denominator
	Total Debt Service	$10,456,484.00
November
Retained Collections	$—	$—
	-Total Monthly DSCR Expenses	$—
		$—

Denominator
	Total Debt Service	$—
October
Retained Collections	$—	$—
	-Total Monthly DSCR Expenses	$—
		$—

Denominator
	Total Debt Service	$—

	Current Payment Date DSCR Ratio	1.869

12-Month Adjusted DSCR

12-Month DSCR

Applebees Enterprises LLC as Issuer	For the Payment Date of:	January 22, 2008
And	For the Monthly Collection Period of:	December
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

		($ In Thousands)
		Monthly
Numerator
	Operating Lease Expense - (Current Month)	8,465
	Annualized Operating Lease Expense	101,585
1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	812,678

+	All Trust Debt	2,339,000
	IHOP	445,000
	Applebees	1,894,000
	All other Applebee’s Corporate Debt	3,728
	All Other IHOP Corp Debt	170,460
2	Total Indebtedness	2,513,188

	Total Adjusted Debt	3,325,866

Denominator
1	EBITDA	362,087
+ 2	Operating Lease Expense	101,585
	EBITDAR	463,672

	Consolidated Leverage Ratio	7.2

Applebees Enterprises LLC as Issuer	For the Payment Date of:	January 22, 2008
And	For the Monthly Collection Period of:	December
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Company Owned Stores in U.S.

Beginning	509
Plus New Stores	2
Plus Stores taken back from Franchisee	0
Less Refranchised	0
Less Store Closures	1
Ending Balance	510

Franchised Stores in U.S.

Beginning	1,348
Plus New Stores	8
Plus Refranchised	0
Less Stores taken by Franchisor	0
Less Store Closures	2
Ending Balance	1,354

Company Owned Stores outside of U.S.

Beginning	1
Plus New Stores	0
Plus Stores taken back from Franchisee	0
Less Refranchised	0
Less Store Closures	0
Ending Balance	1

Franchised Stores outside of U.S.

Beginning	107
Plus New Stores	4
Plus Refranchised	0
Less Stores taken by Franchisor	0
Less Store Closures	0
Ending Balance	111

APPB U.S. System-Wide Sales For Last 12 Months	$4,514,061,353
Current Twelve Month US System-wide Sales Equal to or Greater then $3.75 billion	YES
Weighted Average Royalty Rate	3.95%

Applebees Enterprises LLC as Issuer	For the Weekly Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Series 2007-1 A-I-A

Beginning	$22,500,000	Wrapped
Amortization	$—
Draw Down	$—
Ending	$22,500,000

Commitment Amount	$30,000,000
Available Amount	$7,500,000

Series 2007-1 A-1-X

Beginning	$52,500,000	Unwrapped
Amortization	$—
Draw Down	$—
Ending	$52,500,000

Commitment Amount	$70,000,000
Available Amount	$17,500,000

Series 2007-1 A-2-1-X

Beginning	$350,000,000	Unwrapped
Amortization	$—
Ending	$350,000,000

Series 2007-1-A-2-II-A

Beginning	$675,000,000	Wrapped
Amortization	$—
Ending	$675,000,000

Series 2007-1 A-2-II-X

Beginning	$650,000,000	Unwrapped
Amortization	$—
Ending	$650,000,000

Series 2007-1-M-1

Beginning	$119,000,000
Amortization	$—
Ending	$119,000,000

Series 2007-1 A-1 -A Draw#1

Amount	$22,500,000
Date	11/29/2007
LIBOR	5.0700%
Spread	2.2050%
Total Coupon	7.2750%
Interest Due This Period	$31,828
Cumulative Interest Due	$209,156	46 days

Series 2007-1 A-1 -X Draw#1

Amount	$52,500,000
Date	11/29/2007
LIBOR	5.0700%
Spread	2.8550%
Total Coupon	7.9250%
Interest Due This Period	$80,901
Cumulative Interest Due	$531,635	46 days

Applebees Enterprises LLC as Issuer	For the Weekly Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers
Reconciliation of Indenture Trust Accounts - weekly For December

		Day 1 Funding	Nov. 26 thru Dec 9	Week Ended 12/16	Week ended 12/23	Week ended 12/30
1	Concentration Account
	Beginning Balance	$0.00	0	26,848,639	15,582,715	25,687,896
	Plus Deposits	$0.00	46,383,753	29,496,073	35,897,584	28,943,924
	Less Withdrawals	$0.00	(19,535,114)	(40,761,997)	(25,792,403)	(42,642,006)
	Ending Balance	$0.00	26,848,639	15,582,715	25,687,896	11,989,814

2	Operating Expense Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

3	Sales Tax Account
	Beginning Balance	$0.00	5,800,000	5,800,000	8,758,301	9,452,827
	Plus Company Store Contribution	$5,800,000.00	0	2,925,824	1,491,199	1,672,575
	Plus: Excluded Asset deposits		0	32,477	13,913	14,112
	Other deposits		0	0	25,862
	Less Withdrawals	$0.00	0	0	(836,448)	(1,998,918)
	Ending Balance	$5,800,000.00	5,800,000	8,758,301	9,452,827	9,140,596

4	Lease Payment Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

5	Gift Card Reserve Account
	Beginning Balance	$0.00	6,100,000	6,100,000	8,090,494	11,934,502
	Plus Deposits	$6,100,000.00	0	3,284,844	3,844,008	8,405,962
	Less Withdrawals	$0.00	0	(1,294,350)		(1,736,798)
	Ending Balance	$6,100,000.00	6,100,000	8,090,494	11,934,502	18,603,666

6	Third Party Licensing Fee Account
	Beginning Balance		400,000	530,542	531,836	591,189
	Plus: Deposits		130,542	68,503	63,641	90,393
	Plus Company Store Contribution	$400,000.00	0	28,555	12,836	13,287
	Plus: Excluded Asset deposits		0	288	101	100
	Less Withdrawals	$0.00	0	(96,052)	(17,225)	0
	Ending Balance	$400,000.00	530,542	531,836	591,189	694,969

7	Advertising Fees Account
	Beginning Balance	$0.00	4,000,000	4,000,000	3,309,222	10,073,575
	Plus: Direct Deposits	$0.00	0	3,439,110	6,254,659	690,065
	Plus Company Store Contribution	$4,000,000.00	0	1,127,423	578,211	701,432
	Plus: Excluded Store Deposits	$0.00	0	12,498	5,039	5,762
	Less Withdrawals	$0.00	0	(5,269,809)	(73,556)	(79,579)
	Ending Balance	$4,000,000.00	4,000,000	3,309,222	10,073,575	11,391,255

8	Capital Expenditure Reserve Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

9	Indemnification / Insurance proceeds / Asset Disposition Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	839,589
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	839,589

10	Franchise Holder Account
	Beginning Balance	$0.00	2,000,000	2,000,000	2,000,000	2,000,000
	Plus Deposits	$15,000,000.00	0	0	0	0
	Less Withdrawals	$(13,000,000.00)	0	0	0	0
	Ending Balance	$2,000,000.00	2,000,000	2,000,000	2,000,000	2,000,000

11	Collateral Account (a)
	Beginning Balance	$0.00	20,746,329	20,750,522	20,750,522	20,750,522
	Plus Deposits	$20,746,329.00	4,193	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$20,746,329.00	20,750,522	20,750,522	20,750,522	20,750,522

(a) - The Collatereral Account is an excluded asset, required by JP Morgan, our primary banking partner, as collateral on Letters of Credit related to an  unsecuritized entity.

Applebees Enterprises LLC as Issuer	For the Weekly Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers
Reconciliation of Indenture Trust Accounts - weekly For December

		Day 1 Funding	Nov. 26 thru Dec 9	Week Ended 12/16	Week ended 12/23	Week ended 12/30
12	Applebee’s Enterprises, LLC Main Account
	Beginning Balance	$0.00	0	11,500	11,500	11,500
	Plus Deposits	$0.00	11,500	0	0	0
	Less Withdrawals	$0.00	0	0	0	(1,500)
	Ending Balance	$0.00	11,500	11,500	11,500	10,000

13	Collection Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	7,717,761	3,858,871	3,858,871
	Less Withdrawals	$0.00	0	(7,717,761)	(3,858,871)	(3,858,871)
	Ending Balance	$0.00	0	0	0	0

14	Senior Notes Interest Payment Account
	Beginning Balance	$0.00	0	0	6,837,643	10,256,465
	Plus Deposits	$0.00	0	6,837,643	3,418,822	3,418,822
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	6,837,643	10,256,465	13,675,287

15	Insurer Premiums Account
	Beginning Balance	$0.00	0	0	302,250	453,375
	Plus Deposits	$0.00	0	302,250	151,125	151,125
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	302,250	453,375	604,500

16	Class A-1 Commitment Fees Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

17	Senior Notes Principal Payment Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

18	Senior Notes Interest Reserve Account
	Beginning Balance	$0.00	31,942,506	31,950,229	31,950,229	31,950,229
	Plus Deposits	$31,942,506.25	7,722	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$31,942,506.25	31,950,229	31,950,229	31,950,229	31,950,229

19	Senior Notes Contingent Additional Interest Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

20	Subordinated Note Interest Payment Acount
	Beginning Balance	$0.00	0	0	577,849	866,773
	Plus Deposits	$0.00	0	577,849	288,924	288,924
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	577,849	866,773	1,155,697

21	Subordinated Note Principal Payment Acount
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

22	Subordinated Note Contingent Additional Interest Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

23	Hedge Payment Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

24	Cash Trap Reserve Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

25	Series 2007-1 Distribution Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

26	Series 2007-1 AI Distribution Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

27	Series 2007-1 A2IDistribution Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

28	Series 2007-1 A2II Distribution Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

29	Series 2007-1 Class M-1 Distribution Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

30	Senior Notes Excess Adjusted Interest Account
	Beginning Balance	$0.00	0	0	0	0
	Plus Deposits	$0.00	0	0	0	0
	Less Withdrawals	$0.00	0	0	0	0
	Ending Balance	$0.00	0	0	0	0

Asset Dispositions

After-Tax Net Proceeds Received in Monthly Collection Period	$—
Pro-Forma EBITDAR Consolidated Leverage Ratio	7.2
Is Consolidated Ratio Leverage Test of 6.0 times satisfied?(yes or no)
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$0

After-Tax Net Proceeds Received in Calendar Year
Calendar Year Threshold (applicable only if Consolidated Leverage ratio is Below 6x)	$0
Amount Above Annual Threshold after taking into consideration amounts received this Month	$0

After-Tax Net Proceeds Received in Monthly Collection Period to be applied as Reinvested Amounts	$0

After-Tax Net Proceeds Received in last 180 days to be applied as Reinvested Amounts	$0
After-Tax Net Proceeds Received within 150-180 days	$0

Pro-Forma DSCR as of Current payment date
Pro-Forma DSCR as of Closing date
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$0
After-Tax Net Proceeds Received in Calendar Year to be applied to pay debt of Senior Notes	$0

Senior ABS Leverage Ratio(Sr APPB Sec Debt/ Securitization EBITDA)		%
assumes that variable funding notes are fully drawn

Insurance Proceeds

Insurance Proceeds Received in Monthly Collection Period	$—

Insurance Proceeds Received in Calendar Year	$0
Calendar Year Threshold	$10,000,000
Amount Above Annual Threshold after taking into consideration amounts received this Month	$—

Insurance Proceeds Received in Monthly Collection Period to be applied as Reinvested Amounts	$0
Insurance Proceeds Received in last 180 days to be applied as Reinvested Amounts	$0

Pro-Forma DSCR as of Current payment date
Pro-Forma DSCR as of Closing date
Insurance Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$0
Insurance Proceeds Received in Calendar Year to be applied to pay debt of Senior Notes	$0

Reinvested Amounts

Reinvested Amounts to be applied to pay Debt of Senior Notes on Current Payment Date	$0
Reinvested Amounts to be applied to pay Debt of Senior Notes in last 180 Days	$0

Pro-Forma Consolidated Leverage Ratio

Numerator				Monthly
			Operating Lease Expense - (current Month)	8,465
			Annualized Operating Lease Expense	$101,585
		1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	$812,678

	+		All Trust Debt (before Asset Disposition)	$2,339,000
			IHOP	$445,000
			Applebees	$1,894,000
			All Other Applebee’s Corp Debt	$3,728
			All Other IHOP Corp Debt	$170,460
		2	Total Indebtedness	$2,513,188

			Total Adjusted Debt	$3,325,866

Denominator
		1	EBITDA	$362,087
	+	2	Operating Lease Expense	$101,585
			EBITDAR	$463,672

Consolidated Leverage Ratio				7.2

			Pro-Forma EBITDA	$362,087
			Pro-Forma EBITDAR Leverage Ratio	7.2

			After-Tax Net Proceeds Received in Monthly Collection Period
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes				$0

Pro-Forma EBITDAR Leverage Ratio				7.2

Applebees Enterprises LLC as
Issuer	For the Payment Date of:	January 22, 2008
&	For the Monthly Collection Period of:	December
Applebee’s IP LLC & The Restaurant Holders as Co- Issuers

Non-trust deposits to Concentration Account

Amounts Previously Transferred

A)	Preclose store cash deposits deposited to concentration account	$1,762,933.00
B)	Advertising fees paid into the concentration account	$1,974,352.00
C)	Excluded Store credit card settlements	$359,930
D)	ACMC Credit Card sales	$506,822
E)	International Franchise Payments	$395,241
F)	Reimbursement of employee related costs	$197,358
G)	Income Tax Refunds	$304,134
H)	State of Kansas Development Grant on new Support Center	$337,501
I)	Vendor G&A reimbursements	$43,200
J)	Sales Tax Refund	$25,862
K)	Weight Watchers	$2,781
L)	Insurance proceeds	$8,445
M)	Miscellaneous	$26,085

	Total Misdirected funds deposited to Concentration Account	$5,944,644

Applebees Enterprises LLC as Issuer	For the Payment Date of:	January 22, 2008
And	For the Monthly Collection Period of:	December
Applebee’s IP LLC & The Restaurant Holders as Co-
Issuers

Non Conforming Assets
	Count

		Beginning Bucket	0

									Most Recent Annual			Most Recent Annual
			Store #	Franchisee	Store Type	Reason	Previous Royalty Rate	Current Royalty Rate	Annual Sales	Franchisee Lease Payments	Franchise & Equipment Note Payments	Master Lease Payments	Rent Margin

Additions:
	#1
		Ending Bucket	0
		Weighted Average Royalty Rate	0.04

# of Stores under Premier Program or other similar programs with a Royalty Holiday			0